UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2008

Legg Mason Partners

Core Plus Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended July 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and the preliminary estimate for second quarter GDP growth was 3.3%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy and food prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first seven months of 2008, and the unemployment rate rose to 5.7% in July, its highest level since March 2004. After oil reached a record $147 a barrel on July 11, 2008, it fell to $123 as of July 31, 2008, which represented an approximate 60% increase from the price as of July 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its latest meetings that took place in June and August (after the reporting period ended), the Fed held rates steady. In conjunction with its August meeting, the Fed stated: “Economic activity expanded in the second quarter, partly reflecting growth in consumer spending and exports. However, labor markets have softened further and financial markets remain under considerable stress. … Inflation has been high, spurred by the earlier increases in the prices of energy and some other commodities, and some

Legg Mason Partners Core Plus Bond Fund	I

Letter from the chairman continued

indicators of inflation expectations have been elevated. The Committee expects inflation to moderate later this year and next year, but the inflation outlook remains highly uncertain.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended July 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended July 31, 2008, two-year Treasury yields fell from 4.56% to 2.52%. Over the same time frame, 10-year Treasury yields moved from 4.78% to 3.99%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.15%.

Periods of increased investor risk aversion caused the high-yield bond market to produce weak results over the 12 months ended July 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -0.50%. While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of increased investor risk aversion, the emerging debt markets posted a positive return over the 12 months ended July 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.23%. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners Core Plus Bond Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

August 29, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Legg Mason Partners Core Plus Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities of U.S. issuers or other investments with similar economic characteristics, including repurchase agreements with respect to such securities. The portfolio managers have broad discretion to allocate the Fund’s assets among U.S. government obligations, investment grade U.S. corporate debt, and mortgage-backed securities, with no specified minimum investment in any segment. The Fund may invest up to 20% of its net assets in high-yield, high-risk corporate and government debt securities rated below investment grade or, if unrated, determined by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, to be of comparable quality, and in U.S. dollar denominated and non-U.S. dollar denominated debt securities issued by foreign corporations, foreign governments, their agencies or instrumentalities, international agencies or supranational organizations, of which no more than 10% of the Fund’s assets may be invested in fixed-income securities of issuers in emerging market countries.

Western Asset utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.56% and 4.78%, respectively. Treasury yields then moved lower — and their prices moved higher — as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased investor risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	1

Fund overview continued

credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June 2008, resulting in another flight to quality, with Treasury yields moving lower. Yields were then relatively stable in July.

As of July 31, 2008, two- and 10-year Treasury yields were 2.52% and 3.99%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady at its meetings in June and August.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging in the last 12-month reporting period, which negatively affected performance. Many asset prices remained well below, what we believe to be, their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline, and we do not expect to recover our losses quickly. For many of our non-agency mortgage-backed holdings, we saw coupon payments being made and actual cumulative losses below market-implied estimates. Despite the challenging market environment, we believed that our focus on spread sectors, such as agency pass-through mortgages, certain non-agency mortgage-backed securities and corporate bonds, especially the lower-quality high-yield ones, was still valid. We also preferred U.S. Treasury Inflation-Protected Securities (“TIPS”)iii over nominal U.S. Treasuries for protection against short-term inflation swings. We continued to manage durationiv tactically to act as a hedge against the emphasis on various spread sectors.

Performance review

For the 12 months ended July 31, 2008, Class A shares of Legg Mason Partners Core Plus Bond Fund, excluding sales charges, returned -0.39%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexv, returned 6.15% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 2.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 555 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of July 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Core Plus Bond Fund — Class A Shares	-4.74%	-0.39%
Lehman Brothers U.S. Aggregate Index	-0.63%	6.15%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	-3.22%	2.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -5.08%, Class C shares returned -5.06%, Class I shares returned -4.60% and Class R shares returned -4.86% over the six months ended July 31, 2008. Excluding sales charges, Class B shares returned -0.95%, Class C shares returned -0.90%, Class I shares returned -0.02% and Class R shares returned -0.62% over the 12 months ended July 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended July 31, 2008 for Class A, B, C, I and R shares were 4.43%, 4.06%, 4.13%, 4.98% and 4.32%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, I and R shares would have been 4.30%, 3.86%, 4.08%, 4.70% and 4.23%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated December 1, 2007, the gross total operating expense ratios for Class A, Class B, Class C, Class I and Class R shares were 1.09%, 1.65%, 1.56%, 0.67% and 1.69%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 0.65% for Class I shares and 1.30% for Class R shares until November 30, 2008.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 585 funds for the six-month period and among the 555 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund’s TIPS exposure had a positive impact on performance following a commodity-driven rise in inflation. A yield curvevi-steepening strategy contributed modestly to returns, as the spread between two- and 10-year Treasury yields widened.

Q. What were the leading detractors from performance?

A. An overweight exposure to the mortgage-backed security sector detracted significantly from performance as their spreads widened and volatility increased. An emphasis on lower-quality credits and select Financials issues also detracted from results as spreads moved higher in the wake of the subprime mortgage lending crisis, deteriorating liquidity conditions and slowing economic growth.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we scaled back the Fund’s structured mortgage holdings and added to its exposure to agency securities.

Thank you for your investment in Legg Mason Partners Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2008

4	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2008 were: Mortgage-Backed Securities (43.0%), Financials (18.5%), U.S. Government & Agency Obligations (15.8%), Collateralized Mortgage Obligations (14.5%) and Energy (3.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Interest rate increases, causing the prices of fixed-income securities to decline, would reduce the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — July 31, 2008

6	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2008 and held for the six months ended July 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(4.74)%	$1,000.00	$952.60	1.01%	$4.90
Class B	(5.08)	1,000.00	949.20	1.57	7.61
Class C	(5.06)	1,000.00	949.40	1.50	7.27
Class I	(4.60)	1,000.00	954.00	0.65	3.16
Class R	(4.86)	1,000.00	951.40	1.30	6.31

[1]	For the six months ended July 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.84	1.01%	$5.07
Class B	5.00	1,000.00	1,017.06	1.57	7.87
Class C	5.00	1,000.00	1,017.40	1.50	7.52
Class I	5.00	1,000.00	1,021.63	0.65	3.27
Class R	5.00	1,000.00	1,018.40	1.30	6.52

[1]	For the six months ended July 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
Twelve Months Ended 7/31/08	(0.39)%	(0.95)%	(0.90)%	(0.02)%	(0.62)%
Five Years Ended 7/31/08	2.32	1.74	1.80	2.58	N/A
Ten Years Ended 7/31/08	3.62	3.06	3.14	3.93	N/A
Inception* through 7/31/08	6.60	4.20	3.87	4.48	(0.40)

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
Twelve Months Ended 7/31/08	(4.63)%	(5.25)%	(1.85)%	(0.02)%	(0.62)%
Five Years Ended 7/31/08	1.44	1.57	1.80	2.58	N/A
Ten Years Ended 7/31/08	3.17	3.06	3.14	3.93	N/A
Inception* through 7/31/08	6.40	4.20	3.87	4.48	(0.40)

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/98 through 7/31/08)			42.77%
Class B (7/31/98 through 7/31/08)			35.24
Class C (7/31/98 through 7/31/08)			36.21
Class I (7/31/98 through 7/31/08)			47.07
Class R (Inception* through 7/31/08)			(0.63)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, I and R shares are September 4, 1984, November 6, 1992, June 29, 1993, February 7, 1996 and December 28, 2006 respectively.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS CORE PLUS BOND
FUND VS. LEHMAN BROTHERS U.S. AGGREGATE INDEX AND LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS CATEGORY AVERAGE† — July 1998 - July 2008

†	Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1998, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, at net asset value through July 31, 2008. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Investment Grade Debt Funds Category Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Schedule of investments

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 43.0%
	FHLMC — 7.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
$709,258	5.236% due 1/1/36(a)	$721,702
246,268	5.782% due 2/1/37(a)	249,696
616,296	6.485% due 2/1/37(a)	626,805
514,499	5.930% due 5/1/37(a)	522,516
686,714	5.936% due 5/1/37(a)	698,103
	Gold:
8,108,116	5.500% due 5/1/13 - 12/1/37	7,940,110
884,108	6.500% due 9/1/14 - 1/1/32	917,453
1,418,407	6.000% due 3/1/17	1,451,146
	Total FHLMC	13,127,531
	FNMA — 30.5%
	Federal National Mortgage Association (FNMA):
9,594	6.500% due 2/1/14 - 6/1/15	9,974
9,400,000	5.500% due 8/18/23 - 8/13/38(b)	9,408,623
13,490,564	6.000% due 6/1/32 - 7/1/37	13,593,428
6,239,877	5.000% due 11/1/35 - 9/1/36	5,961,922
2,001,382	5.500% due 11/1/36 - 1/1/37	1,962,584
2,195,933	5.871% due 8/1/37(a)	2,242,711
20,500,000	5.000% due 8/13/38 - 9/11/38(b)	19,430,511
1,900,000	6.500% due 8/13/38(b)	1,950,766
	Total FNMA	54,560,519
	GNMA — 5.1%
	Government National Mortgage Association (GNMA):
5,206	8.500% due 11/15/27	5,724
4,520,691	6.000% due 7/15/29 - 2/15/37	4,579,210
561,969	6.500% due 9/15/36 - 10/15/36	580,080
2,100,000	5.000% due 8/20/38(b)	2,028,140
1,700,000	5.500% due 8/20/38(b)	1,677,169
200,000	6.500% due 8/20/38(b)	205,969
	Total GNMA	9,076,292
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $76,382,676)	76,764,342
ASSET-BACKED SECURITIES — 6.4%
FINANCIALS — 6.4%
	Credit Card — 0.4%
780,000	Washington Mutual Master Note Trust, 2.488% due 9/15/13(a)(c)	738,119

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	11

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 5.8%
$6,637	Ameriquest Mortgage Securities Inc., 2.831% due 9/25/34(a)	$6,545
1,281,421	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	1,128,690
961,415	Countrywide Asset-Backed Certificates, 2.911% due 3/25/47(a)(c)(d)	672,990
596,892	EMC Mortgage Loan Trust, 2.911% due 1/25/41(a)(c)	539,535
	GMAC Mortgage Corp. Loan Trust:
1,275,499	2.721% due 2/25/36(a)	464,760
323,455	2.671% due 11/25/36(a)	164,151
1,341,541	Lehman XS Trust, 2.591% due 6/25/37(a)	1,149,676
155,069	Long Beach Mortgage Loan Trust, 2.601% due 11/25/35(a)	153,706
97,661	Option One Mortgage Loan Trust, 3.301% due 2/25/33(a)	75,610
	RAAC Series:
153,773	2.751% due 1/25/46(a)(c)	115,151
390,236	2.841% due 10/25/46(a)(c)(d)	242,770
	Renaissance Home Equity Loan Trust:
35,332	2.891% due 6/25/33(a)	27,135
392,351	2.961% due 12/25/33(a)	323,866
	SACO I Trust:
35,087	2.661% due 4/25/35(a)(c)	22,074
1,325,249	2.631% due 9/25/35(a)	745,910
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35	4,567,316
	Total Home Equity	10,399,885
	Student Loan — 0.2%
300,000	Nelnet Student Loan Trust, 4.280% due 4/25/24(a)(d)	302,520
	TOTAL ASSET-BACKED SECURITIES (Cost — $13,818,697)	11,440,524
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.5%
176,383	American Home Mortgage Assets, 2.651% due 9/25/46(a)	108,162
319,274	Banc of America Funding Corp., 6.791% due 12/20/34(a)	250,727
482,008	Banc of America Mortgage Securities Inc., 5.172% due 12/25/34(a)	468,045
2,264,207	Bayview Commercial Asset Trust, 2.731% due 4/25/36(a)(c)	1,879,292
1,624,225	Bear Stearns Structured Products Inc., 3.061% due 9/25/37(a)(c)(d)	1,544,167
	Countrywide Alternative Loan Trust:
163,056	5.500% due 10/25/33	148,393
2,957,705	5.500% due 8/25/34	2,837,332
399,075	2.711% due 6/25/37(a)	245,874
112,579	2.668% due 3/20/46(a)	70,877
896,240	2.653% due 12/20/46(a)	554,877
470,393	Deutsche Mortgage Securities Inc., 2.911% due 6/25/34(a)	435,038
376,125	First Horizon Alternative Mortgage Securities, 2.831% due 2/25/37(a)	290,383

See Notes to Financial Statements.

12	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Greenpoint Mortgage Funding Trust:
$1,143,020	2.561% due 9/25/46(a)	$913,689
1,344,165	2.541% due 2/25/47(a)	796,585
998,195	2.591% due 4/25/47(a)(d)	598,857
	Harborview Mortgage Loan Trust:
1,228,195	2.658% due 9/19/46(a)	744,796
1,457,481	2.658% due 5/19/47(a)	1,166,149
1,022,800	2.678% due 7/19/47(a)	620,716
70,653	IMPAC Secured Assets Corp., 2.731% due 7/25/35(a)	39,255
1,010,291	Indymac Index Mortgage Loan Trust, 5.987% due 8/25/37(a)	701,657
953,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49	866,432
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30	1,388,730
600,000	4.954% due 9/15/30	561,789
	MASTR Adjustable Rate Mortgage Trust:
1,206,884	4.697% due 7/25/34(a)	1,128,889
462,001	4.817% due 2/25/35(a)	377,328
234,111	MASTR Alternative Loans Trust, PAC, 2.861% due 11/25/33(a)	216,270
1,374,639	Merrill Lynch Mortgage Investors Inc., 4.490% due 2/25/35(a)	1,299,867
	Merrill Lynch Mortgage Trust:
414,780	5.243% due 11/12/37(a)	394,852
1,043,863	5.658% due 5/12/39(a)	999,151
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51(a)	278,114
674,759	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	526,051
569,237	RBSGC Mortgage Pass-Through Certificates, 2.911% due 1/25/37(a)	427,857
	Residential Asset Securitization Trust, PAC:
178,608	2.861% due 5/25/34(a)	151,835
66,639	2.811% due 8/25/34(a)	65,994
7,686	Structured Adjustable Rate Mortgage Loan Trust, 6.199% due 7/25/34(a)	7,006
248,976	Washington Mutual Inc., 2.781% due 8/25/45(a)	162,691
	Washington Mutual Mortgage Pass-Through Certificates:
608,915	5.502% due 9/25/36(a)	557,426
1,278,633	4.448% due 9/25/46(a)	840,302
63,865	4.278% due 6/25/47(a)	41,013
1,373,979	Wells Fargo Mortgage Backed Securities Trust, 4.526% due 4/25/35(a)	1,227,950
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,876,071)	25,934,418

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	13

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 27.3%
CONSUMER DISCRETIONARY — 2.6%
	Auto Components — 0.0%
$35,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$12,425
	Visteon Corp., Senior Notes:
26,000	12.250% due 12/31/16(c)	18,200
10,000	8.250% due 8/1/10	8,650
	Total Auto Components	39,275
	Automobiles — 0.3%
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28	7,820
21,000	8.900% due 1/15/32	11,235
512,000	Notes, 7.450% due 7/16/31	268,800
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23	281,500
31,000	8.375% due 7/15/33	15,422
	Total Automobiles	584,777
	Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	22,920
73,000	7.500% due 4/1/27	60,043
	Total Diversified Consumer Services	82,963
	Hotels, Restaurants & Leisure — 0.3%
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	209,135
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	152,672
38,000	Senior Notes, 7.625% due 1/15/17	30,590
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16	53,325
35,000	Senior Subordinated Notes, 6.875% due 3/1/16	16,100
	Total Hotels, Restaurants & Leisure	461,822
	Household Durables — 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	68,655
	Media — 1.9%
30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	22,875

See Notes to Financial Statements.

14	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 1.9% continued
$28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	$24,780
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	257,726
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	78,033
	Comcast Corp., Notes:
539,000	6.500% due 1/15/15	547,287
20,000	6.500% due 1/15/17	20,185
55,000	5.875% due 2/15/18	53,053
	CSC Holdings Inc., Senior Notes:
17,000	8.125% due 7/15/09	17,213
14,000	6.750% due 4/15/12	13,405
	EchoStar DBS Corp., Senior Notes:
35,000	7.750% due 5/31/15	33,775
35,000	7.000% due 10/1/13	33,425
66,000	6.625% due 10/1/14	60,720
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	55,660
733,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	743,889
86,000	LIN Television Corp., Senior Subordinated Notes, 6.500% due 5/15/13	75,250
	News America Inc.:
864,000	Notes, 5.300% due 12/15/14	852,280
20,000	Senior Notes, 6.650% due 11/15/37	19,054
	R.H. Donnelley Corp.:
45,000	Senior Discount Notes, 6.875% due 1/15/13	22,500
41,000	Senior Notes, 8.875% due 1/15/16	19,987
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	35,600
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	323,003
48,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	42,480
	Total Media	3,352,180
	TOTAL CONSUMER DISCRETIONARY	4,589,672
CONSUMER STAPLES — 0.2%
	Food & Staples Retailing — 0.2%
356,605	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(c)	346,496
	Food Products — 0.0%
31,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13	28,055
	TOTAL CONSUMER STAPLES	374,551

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	15

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

ENERGY — 3.7%
	Energy Equipment & Services — 0.1%
$135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$134,663
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	3,212
	Total Energy Equipment & Services	137,875
	Oil, Gas & Consumable Fuels — 3.6%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	361,108
124,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	119,708
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15	16,150
31,000	6.625% due 1/15/16	29,915
14,000	6.250% due 1/15/18	12,915
70,000	7.250% due 12/15/18	68,950
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	23,880
100,000	7.750% due 5/15/17	99,750
175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	188,987
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	8,992
258,000	7.750% due 1/15/32	257,728
484,000	Senior Subordinated Notes, 7.000% due 6/15/17	486,962
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	27,860
	Gazprom, Loan Participation Notes:
366,000	6.212% due 11/22/16(c)	338,440
310,000	Senior Notes, 6.510% due 3/7/22(c)	274,040
	Hess Corp., Notes:
20,000	7.875% due 10/1/29	22,795
229,000	7.300% due 8/15/31	248,264
424,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(c)	360,400
440,000	KazMunaiGaz Finance Sub B.V., Notes, 8.375% due 7/2/13(c)	450,450
	Kerr-McGee Corp., Notes:
221,000	6.950% due 7/1/24	226,519
297,000	7.875% due 9/15/31	335,604
	Kinder Morgan Energy Partners LP:
214,000	Notes, 6.750% due 3/15/11	221,032
450,000	Medium-Term Notes, 6.950% due 1/15/38	445,246
	Senior Notes:
55,000	6.300% due 2/1/09	55,495
21,000	6.000% due 2/1/17	20,773

See Notes to Financial Statements.

16	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 3.6% continued
	OPTI Canada Inc., Senior Secured Notes:
$94,000	7.875% due 12/15/14	$93,765
58,000	8.250% due 12/15/14	58,725
21,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	21,315
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	352,790
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	281,155
54,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(c)(e)(f)	7,560
48,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	50,357
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	13,545
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	102,250
	Notes:
180,000	7.875% due 9/1/21	192,150
315,000	8.750% due 3/15/32	359,100
180,000	Senior Notes, 7.750% due 6/15/31	187,200
48,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	51,533
	Total Oil, Gas & Consumable Fuels	6,473,408
	TOTAL ENERGY	6,611,283
FINANCIALS — 12.1%
	Capital Markets — 2.7%
	Bear Stearns Co. Inc.:
270,000	Senior Notes, 7.250% due 2/1/18	281,157
249,000	Subordinated Notes, 5.550% due 1/22/17	229,781
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17(a)(g)	128,687
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(a)(g)	13,247
366,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	366,864
	Kaupthing Bank HF:
120,000	Notes, 5.750% due 10/4/11(c)	88,383
1,020,000	Senior Notes, 7.625% due 2/28/15(c)(d)(f)	935,442
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(g)	10,608
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 3.499% due 8/19/65(a)	134,034
1,070,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17	974,711

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	17

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Capital Markets — 2.7% continued
	Morgan Stanley:
$422,000	Medium-Term Notes, 3.235% due 10/18/16(a)	$348,332
1,410,000	Subordinated Notes, 4.750% due 4/1/14	1,259,607
	Total Capital Markets	4,770,853
	Commercial Banks — 2.4%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(a)(g)	7,084
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11(c)	195,702
373,000	Subordinated Notes, 6.693% due 6/15/16(a)(c)	214,011
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35(a)	920,446
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(c)	412,187
546,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(c)	453,194
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(c)(g)	186,537
	Royal Bank of Scotland Group PLC:
120,000	Bonds, 6.990% due 10/5/17(a)(c)(g)	100,181
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(a)(g)	83,661
422,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(c)	380,517
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(c)(g)	193,121
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(a)	93,804
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	779,932
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	329,584
	Total Commercial Banks	4,349,961
	Consumer Finance — 2.8%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(a)	207,058
60,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	58,971
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	80,347
	Ford Motor Credit Co.:
	Notes:
1,507,000	7.375% due 10/28/09	1,373,056
100,000	5.700% due 1/15/10	86,177
	Senior Notes:
608,000	5.800% due 1/12/09	589,845
520,000	12.000% due 5/15/15	438,714

See Notes to Financial Statements.

18	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 2.8% continued
	General Motors Acceptance Corp.:
$76,000	Bonds, 8.000% due 11/1/31	$42,661
	Notes:
17,000	5.625% due 5/15/09	15,480
31,000	7.250% due 3/2/11	21,275
1,597,000	6.625% due 5/15/12	1,005,109
86,000	Senior Notes, 5.850% due 1/14/09	82,316
145,000	MBNA Corp., Notes, 4.625% due 9/15/08	145,200
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13	256,983
577,000	5.375% due 5/15/14	488,747
69,000	5.050% due 11/14/14	58,778
66,000	5.625% due 8/1/33	50,426
	Total Consumer Finance	5,001,143
	Diversified Financial Services — 3.4%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67(a)(c)	220,407
283,000	Aiful Corp., Notes, 5.000% due 8/10/10(c)	246,812
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	869,892
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(c)	11,445
	Citigroup Inc.:
	Notes:
640,000	5.500% due 4/11/13	625,797
480,000	6.875% due 3/5/38	464,667
490,000	Subordinated Notes, 5.000% due 9/15/14	445,002
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(c)	390,500
580,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67(a)	536,636
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(a)(c)	90,282
947,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	977,390
500,000	Merna Reinsurance Ltd., Subordinated Notes, 4.551% due 7/7/10(a)(c)	477,050
	Residential Capital LLC:
618,000	Junior Secured Notes, 9.625% due 5/15/15(c)	244,110
108,000	Senior Secured Notes, 8.500% due 5/15/10(c)	77,760
	TNK-BP Finance SA:
304,000	7.500% due 7/18/16(c)	276,640
100,000	6.625% due 3/20/17(c)	85,000
120,000	Senior Notes, 7.875% due 3/13/18(c)	111,600

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	19

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 3.4% continued
$21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15	$18,585
	Total Diversified Financial Services	6,169,575
	Insurance — 0.6%
	American International Group Inc.:
250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	190,315
60,000	Medium-Term Notes, 5.850% due 1/16/18	53,913
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	518,486
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(a)	347,357
	Total Insurance	1,110,071
	Real Estate Investment Trusts (REITs) — 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	41,625
	Real Estate Management & Development — 0.1%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	131,040
	Thrifts & Mortgage Finance — 0.1%
111,000	Countrywide Financial Corp., Medium-Term Notes, 2.931% due 1/5/09(a)	109,464
	TOTAL FINANCIALS	21,683,732
HEALTH CARE — 0.5%
	Health Care Providers & Services — 0.4%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	105,300
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	147,000
	HCA Inc.:
	Senior Notes:
97,000	6.250% due 2/15/13	84,390
174,000	5.750% due 3/15/14	145,725
17,000	6.500% due 2/15/16	14,237
36,000	Senior Secured Notes, 9.625% due 11/15/16(h)	37,170
100,000	Humana Inc., Senior Notes, 7.200% due 6/15/18	97,207
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	42,420
20,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	19,147
	Total Health Care Providers & Services	692,596
	Pharmaceuticals — 0.1%
263,000	Wyeth, Notes, 5.950% due 4/1/37	249,666
	TOTAL HEALTH CARE	942,262

See Notes to Financial Statements.

20	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

INDUSTRIALS — 0.9%
	Aerospace & Defense — 0.0%
$14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	$14,210
	Airlines — 0.1%
194,568	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	157,600
	Building Products — 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	16,830
	Commercial Services & Supplies — 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	21,472
353,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	352,045
	Total Commercial Services & Supplies	373,517
	Industrial Conglomerates — 0.6%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	1,061,469
	Machinery — 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	29,475
	Road & Rail — 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	37,823
	TOTAL INDUSTRIALS	1,690,924
INFORMATION TECHNOLOGY — 0.3%
	Electronic Equipment & Instruments — 0.0%
65,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	45,175
	IT Services — 0.3%
359,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	369,117
48,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	49,320
	Total IT Services	418,437
	TOTAL INFORMATION TECHNOLOGY	463,612
MATERIALS — 1.5%
	Chemicals — 0.1%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	10,430
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	212,300
21,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	15,960
	Total Chemicals	238,690
	Containers & Packaging — 0.1%
	Graham Packaging Co. Inc.:
55,000	Senior Notes, 8.500% due 10/15/12	51,425
21,000	Senior Subordinated Notes, 9.875% due 10/15/14	18,060

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	21

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Containers & Packaging — 0.1% continued
$24,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	$22,440
	Total Containers & Packaging	91,925
	Metals & Mining — 1.1%
330,000	Alcoa Inc., Notes, 6.000% due 7/15/13	330,334
320,000	Evraz Group SA, Notes, 8.875% due 4/24/13(c)	312,800
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	144,778
380,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	381,747
	Steel Dynamics Inc., Senior Notes:
76,000	6.750% due 4/1/15	71,820
25,000	7.375% due 11/1/12	24,875
478,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	459,112
230,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(c)	231,150
	Total Metals & Mining	1,956,616
	Paper & Forest Products — 0.2%
297,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	306,025
	TOTAL MATERIALS	2,593,256
TELECOMMUNICATION SERVICES — 3.1%
	Diversified Telecommunication Services — 2.4%
460,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	449,837
	Citizens Communications Co.:
25,000	Senior Bonds, 7.125% due 3/15/19	22,125
52,000	Senior Notes, 7.875% due 1/15/27	46,020
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	379,794
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	263,721
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	94,500
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	60,390
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	175,275
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	902,864
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,193,866
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	107,287
330,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(c)	323,371
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	279,000
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	91,575
	Total Diversified Telecommunication Services	4,389,625

See Notes to Financial Statements.

22	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 0.7%
$160,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	$153,163
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13	190,098
467,000	7.375% due 8/1/15	359,813
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	25,621
1,000	Notes, 8.750% due 3/15/32	895
498,000	Senior Notes, 8.375% due 3/15/12	489,659
	Total Wireless Telecommunication Services	1,219,249
	TOTAL TELECOMMUNICATION SERVICES	5,608,874
UTILITIES — 2.4%
	Electric Utilities — 0.9%
	Duke Energy Corp., Senior Notes:
297,000	4.200% due 10/1/08	297,315
181,000	5.625% due 11/30/12	186,408
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	366,979
	FirstEnergy Corp., Notes:
214,000	6.450% due 11/15/11	218,726
282,000	7.375% due 11/15/31	302,466
200,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	189,291
	Total Electric Utilities	1,561,185
	Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11	39,805
12,000	7.750% due 3/1/14	11,970
100,000	7.750% due 10/15/15	99,250
530,000	8.000% due 10/15/17	524,700
670,000	8.000% due 6/1/20(c)	648,225
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	131,350
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	176,715
41,000	7.625% due 5/15/27	36,285
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	19,550
75,000	7.375% due 2/1/16	72,937
45,000	7.375% due 1/15/17	43,538
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	27,449

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	23

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 1.3% continued
	TXU Corp., Senior Notes:
$159,000	5.550% due 11/15/14	$126,532
35,000	6.500% due 11/15/24	25,852
397,000	6.550% due 11/15/34	289,137
	Total Independent Power Producers & Energy Traders	2,273,295
	Multi-Utilities — 0.2%
415,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	418,478
	TOTAL UTILITIES	4,252,958
	TOTAL CORPORATE BONDS & NOTES (Cost — $53,980,401)	48,811,124
CONVERTIBLE BOND & NOTE — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $66,000)	46,200
COLLATERALIZED SENIOR LOAN — 0.2%
INFORMATION TECHNOLOGY — 0.2%
	IT Services — 0.2%
446,625	First Data Corp., Term Loan, 5.404% due 10/15/14(a) (Cost — $430,290)	411,940
SOVEREIGN BONDS — 0.3%
	Mexico — 0.3%
396,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	426,888
	Uruguay — 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33(h)	1
	TOTAL SOVEREIGN BONDS (Cost — $423,749)	426,889
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 15.8%
	U.S. Government Agencies — 12.4%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(c)	711,232
	Federal Home Loan Bank (FHLB):
9,000,000	Bonds, 2.450% due 9/11/08	8,997,705
345,000	Global Bonds, 5.500% due 7/15/36	361,463
	Federal Home Loan Mortgage Corp. (FHLMC), Notes:
10,500,000	2.391% due 10/19/09(a)	10,498,709
230,000	5.600% due 9/26/13	230,993
230,000	5.125% due 4/18/11	239,678
340,000	Federal National Mortgage Association (FNMA), Notes, 3.000% due 7/12/10	339,060
733,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	790,199
	Total U.S. Government Agencies	22,169,039

See Notes to Financial Statements.

24	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 3.4%
	U.S. Treasury Bonds:
$429,000	8.875% due 8/15/17	$584,345
170,000	4.750% due 2/15/37	173,613
920,000	4.375% due 2/15/38	886,866
280,000	4.625% due 10/31/11	294,875
900,000	4.125% due 8/31/12	935,579
500,000	3.375% due 7/31/13	502,500
60,000	4.750% due 8/15/17	63,689
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24	2,580,403
	Total U.S. Government Obligations	6,021,870
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $27,937,814)	28,190,909
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.6%
	U.S. Treasury Bonds, Inflation Indexed:
256,427	2.000% due 1/15/26	251,279
535,891	2.375% due 1/15/27	553,768
1,275,653	1.750% due 1/15/28	1,192,238
	U.S. Treasury Notes, Inflation Indexed:
941,688	2.000% due 1/15/16	973,692
174,801	2.500% due 7/15/16	187,543
1,327,099	2.625% due 7/15/17	1,439,488
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $4,464,114)	4,598,008
CONTRACTS
PURCHASED OPTION — 0.0%
2,000	U.S. Treasury 5-Year Notes Futures, Put @ $109, expires 8/22/08 (Cost — $533)	156
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $208,380,345)	196,624,510
FACE AMOUNT
SHORT-TERM INVESTMENTS — 8.8%
	U.S. Government Agencies — 5.7%
$9,400,000	Federal Home Loan Bank (FHLB), Discount Notes, 2.123% due 10/24/08(i)	9,348,563
40,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.553% due 12/15/08(i)(j)	39,626
	Federal National Mortgage Association (FNMA), Discount Notes:
60,000	2.554% due 12/26/08(i)(j)	59,994
789,000	1.384% - 2.298% due 12/15/08(i)(j)	781,623
	Total U.S. Government Agencies (Cost — $10,236,216)	10,229,806

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	25

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Repurchase Agreement — 3.1%
$5,415,000	Morgan Stanley tri-party repurchase agreement dated 7/31/08, 2.130% due 8/1/08; Proceeds at maturity — $5,415,320; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/19; Market value — $5,552,686) (Cost — $5,415,000)	$5,415,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $15,651,216)	15,644,806
	TOTAL INVESTMENTS — 118.9% (Cost — $224,031,561#)	212,269,316
	Liabilities in Excess of Other Assets — (18.9)%	(33,669,757)
	TOTAL NET ASSETS — 100.0%	$178,599,559

(a)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2008.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Security is currently in default.

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $224,335,041.

Abbreviations used in this schedule:
GMAC	—General Motors Acceptance Corp.
MASTR	—Mortgage Asset Securitization Transactions Inc.
PAC	—Planned Amortization Class
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

26	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Statement of assets and liabilities

July 31, 2008

ASSETS:
Investments, at value (Cost — $224,031,561)	$212,269,316
Foreign currency, at value (Cost — $11,755)	11,643
Cash	442
Receivable for securities sold	18,054,002
Interest receivable	1,383,296
Deposits with brokers for open futures contracts	486,102
Interest receivable for open swap contracts	226,160
Receivable from broker — variation margin on open futures contracts	197,753
Receivable for Fund shares sold	149,525
Unrealized appreciation on swaps	73,496
Premium paid for swaps purchased	58,733
Principal paydown receivable	39,829
Receivable for open forward currency contracts	5,612
Prepaid expenses	40,869
Total Assets	232,996,778
LIABILITIES:
Payable for securities purchased	52,732,583
Distributions payable	531,588
Unrealized depreciation on swaps	436,757
Interest payable for open swap contracts	219,084
Investment management fee payable	96,721
Payable for Fund shares repurchased	89,567
Distribution fees payable	56,666
Trustees’ fees payable	38,577
Payable for open forward currency contracts	9,909
Accrued expenses	185,767
Total Liabilities	54,397,219
TOTAL NET ASSETS	$178,599,559
NET ASSETS:
Par value (Note 6)	$156
Paid-in capital in excess of par value	215,267,763
Overdistributed net investment income	(588,380)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(23,767,444)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(12,312,536)
TOTAL NET ASSETS	$178,599,559

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	27

Statement of assets and liabilities continued

July 31, 2008

Shares Outstanding:
Class A	11,466,171
Class B	649,403
Class C	3,429,053
Class I	8,393
Class R	85,462
Net Asset Value:
Class A (and redemption price)	$11.42
Class B1	$11.42
Class C1	$11.42
Class I (and redemption price)	$11.37
Class R (and redemption price)	$11.45
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.93

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Statement of operations

For the Year Ended July 31, 2008

INVESTMENT INCOME:
Interest	$9,924,899
EXPENSES:
Investment management fee (Note 2)	1,178,950
Distribution fees (Notes 2 and 4)	642,127
Legal fees	101,985
Shareholder reports (Note 4)	98,946
Transfer agent fees (Note 4)	85,700
Registration fees	63,497
Audit and tax	45,270
Custody fees	7,133
Insurance	6,124
Trustees’ fees	3,128
Miscellaneous expenses	14,608
Total Expenses	2,247,468
Less: Fee waivers and/or expense reimbursements (Note 2)	(208,738)
Fees paid indirectly (Note 1)	(818)
Net Expenses	2,037,912
NET INVESTMENT INCOME	7,886,987
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	909,491
Futures contracts	(765,159)
Written options	376,547
Swap contracts	519,701
Foreign currency transactions	7,315
Net Realized Gain	1,047,895
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(9,802,129)
Futures contracts	(346,900)
Written options	159,552
Swap contracts	(247,060)
Foreign currencies	(3,473)
Change in Net Unrealized Appreciation/Depreciation	(10,240,010)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(9,192,115)
DECREASE IN NET ASSETS FROM OPERATIONS	$(1,305,128)

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	29

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2008	2007
OPERATIONS:
Net investment income	$7,886,987	$24,847,946
Net realized gain (loss)	1,047,895	(1,140,921)
Change in net unrealized appreciation/depreciation	(10,240,010)	11,139,098
Increase (Decrease) in Net Assets From Operations	(1,305,128)	34,846,123
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(6,706,957)	(27,267,828)
Tax return of capital	(421,939)	—
Decrease in Net Assets From Distributions to Shareholders	(7,128,896)	(27,267,828)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	43,612,663	73,812,039
Reinvestment of distributions	4,661,422	6,203,935
Cost of shares repurchased	(30,512,863)	(770,420,868)
Increase (Decrease) in Net Assets From Fund Share Transactions	17,761,222	(690,404,894)
INCREASE (DECREASE) IN NET ASSETS	9,327,198	(682,826,599)
NET ASSETS:
Beginning of year	169,272,361	852,098,960
End of year*	$178,599,559	$169,272,361
* Includes overdistributed net investment income of:	$(588,380)	$(1,921,080)

See Notes to Financial Statements.

30	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.94	$12.06	$12.49	$12.57	$12.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.53	0.56	0.51	0.45	0.42
Net realized and unrealized gain (loss)	(0.56)	(0.06)	(0.39)	(0.05)	0.05
Total income (loss) from operations	(0.03)	0.50	0.12	0.40	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.62)	(0.55)	(0.48)	(0.40)
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.49)	(0.62)	(0.55)	(0.48)	(0.40)
NET ASSET VALUE, END OF YEAR	$11.42	$11.94	$12.06	$12.49	$12.57
Total return[3]	(0.39)%	4.12%	0.97%	3.22%	3.77%
NET ASSETS, END OF YEAR (000s)	$130,940	$142,009	$153,653	$186,585	$215,950
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.14%	1.12%[4]	1.04%	1.07%	1.04%
Net expenses	1.01 [5,6,7]	1.02 [4,5,6]	1.02 [5]	1.05 [5]	1.04
Net investment income	4.48	4.58	4.19	3.58	3.34
PORTFOLIO TURNOVER RATE[8]	88%	240%[9]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.01%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 432%, 556%, 458%, 660%, and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.94	$12.06	$12.50	$12.57	$12.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.47	0.49	0.44	0.38	0.35
Net realized and unrealized gain (loss)	(0.57)	(0.06)	(0.40)	(0.04)	0.04
Total income (loss) from operations	(0.10)	0.43	0.04	0.34	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.55)	(0.48)	(0.41)	(0.33)
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.42)	(0.55)	(0.48)	(0.41)	(0.33)
NET ASSET VALUE, END OF YEAR	$11.42	$11.94	$12.06	$12.50	$12.57
Total return[3]	(0.95)%	3.56%	0.32%	2.73%	3.13%
NET ASSETS, END OF YEAR (000s)	$7,417	$9,288	$12,406	$18,163	$24,140
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.77%	1.68%[4]	1.61%	1.64%	1.57%
Net expenses	1.57 [5,6,7]	1.57 [4,5,6]	1.58 [5]	1.62 [5]	1.57
Net investment income	3.92	4.02	3.60	3.02	2.78
PORTFOLIO TURNOVER RATE[8]	88%	240%[9]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 432%, 556%, 458%, 660%, and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

32	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.94	$12.06	$12.50	$12.57	$12.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.46	0.49	0.45	0.39	0.35
Net realized and unrealized gain (loss)	(0.55)	(0.05)	(0.41)	(0.04)	0.04
Total income (loss) from operations	(0.09)	0.44	0.04	0.35	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.56)	(0.48)	(0.42)	(0.33)
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.43)	(0.56)	(0.48)	(0.42)	(0.33)
NET ASSET VALUE, END OF YEAR	$11.42	$11.94	$12.06	$12.50	$12.57
Total return[3]	(0.90)%	3.63%	0.38%	2.79%	3.17%
NET ASSETS, END OF YEAR (000s)	$39,169	$17,413	$5,990	$9,238	$11,233
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%	1.60%[4]	1.54%	1.56%	1.52%
Net expenses	1.51 [5,6,7]	1.52 [4,5,6]	1.51 [5]	1.54 [5]	1.52
Net investment income	3.90	4.07	3.66	3.09	2.80
PORTFOLIO TURNOVER RATE[8]	88%	240%[9]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 432%, 556%, 458%, 660%, and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS I SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.88	$12.06	$12.50	$12.56	$12.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.57	0.60	0.56	0.49	0.47
Net realized and unrealized gain (loss)	(0.56)	(0.12)	(0.41)	(0.03)	0.03
Total income from operations	0.01	0.48	0.15	0.46	0.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.66)	(0.59)	(0.52)	(0.44)
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.52)	(0.66)	(0.59)	(0.52)	(0.44)
NET ASSET VALUE, END OF YEAR	$11.37	$11.88	$12.06	$12.50	$12.56
Total return[3]	(0.02)%	3.99%	1.24%	3.74%	4.03%
NET ASSETS, END OF YEAR (000s)	$95	$42	$680,050	$549,040	$179,231
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.93%	0.69%[4]	0.66%	0.70%	0.71%
Net expenses	0.65 [5,6,7]	0.66 [4,5,6]	0.66 [5]	0.69 [5]	0.71
Net investment income	4.80	4.92	4.58	3.94	3.72
PORTFOLIO TURNOVER RATE[8]	88%	240%[9]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 432%, 556%, 458%, 660%, and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

34	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.96	$12.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.49	0.29
Net realized and unrealized loss	(0.55)	(0.29)
Total income (loss) from operations	(0.06)	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.32)
Tax return of capital	(0.03)	—
Total distributions	(0.45)	(0.32)
NET ASSET VALUE, END OF YEAR	$11.45	$11.96
Total return[3]	(0.62)%	(0.01)%
NET ASSETS, END OF YEAR (000s)	$979	$520
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.38%	1.95%[4,5]
Net expenses[6,7]	1.30 [8]	1.56 [4,5]
Net investment income	4.17	4.59 [4]
PORTFOLIO TURNOVER RATE[9]	88%	240%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 432% and 556% for the years ended July 31, 2008 and 2007, respectively.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in

36	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities, as a cash flow management technique, or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	37

Notes to financial statements continued

to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

38	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	39

Notes to financial statements continued

written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

40	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(m) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	41

Notes to financial statements continued

and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(o) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(q) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

42	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$13,713,826	$(13,713,826)
(b)	$152,670	(152,670)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of a contractual expense limitation, the ratio of expenses other than brokerage, taxes and extraordinary expenses to average net assets of Class A, B, C, I and R shares will not exceed 1.01%, 1.57%, 1.51%, 0.65% and 1.30% respectively, until November 30, 2008.

During the year ended July 31, 2008, LMPFA waived a portion of its fee in the amount of $208,738.

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	43

Notes to financial statements continued

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2008, LMIS and its affiliates received sales charges of approximately $8,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$7,000	$11,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of July 31, 2008, the Fund had accrued $16,953 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$20,883,772	$856,178,483
Sales	28,990,514	835,487,390

44	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,229,851
Gross unrealized depreciation	(13,295,576)
Net unrealized depreciation	$(12,065,725)

At July 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	24	9/08	$5,662,817	$5,595,531	$(67,286)
British Pound 90-Day	46	3/09	10,680,461	10,769,754	89,293
Euribor	18	9/08	6,772,504	6,665,367	(107,137)
Euribor	60	12/08	22,375,092	22,208,536	(166,556)
Eurodollar	47	9/08	11,413,747	11,419,825	6,078
Eurodollar	20	12/08	4,860,437	4,850,250	(10,187)
Eurodollar	189	3/09	45,799,945	45,792,338	(7,607)
Libor	47	12/08	11,095,476	10,971,880	(123,596)
U.S. Treasury Bonds	12	9/08	1,378,373	1,386,000	7,627
U.S. 2-Year Treasury Notes	33	9/08	6,970,478	6,996,000	25,522
U.S. 5-Year Treasury Notes	279	9/08	30,940,137	31,062,726	122,589
U.S. 10-Year Treasury Notes	19	9/08	2,133,993	2,181,734	47,741
Net unrealized loss on open futures contracts					$(183,519)

During the year ended July 31, 2008, the Fund had the following forward foreign currency contracts:

	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	300,000	$467,622	8/5/08	$(5,628)
Contracts to Sell:
Euro	300,000	467,622	8/5/08	$(4,281)
Euro	300,000	465,349	11/5/08	5,612
				1,331
Net unrealized loss on open forward foreign currency contracts				$(4,297)

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	45

Notes to financial statements continued

During the year ended July 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR	PREMIUMS
Written options, outstanding July 31, 2007	151	$48,073
Options written	2,600,726	482,566
Options closed	(670)	(450,856)
Options expired	(2,600,207)	(79,783)
Written options, outstanding July 31, 2008	—	—

At July 31, 2008, the Fund held TBA securities with a total cost of $34,621,653.

At July 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT†		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND*	PERIODIC PAYMENTS RECEIVED BY THE FUND*	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	4,400,000	EUR	4/11/10	6-Month Euribor	4.280%	$(74,653)
Barclay’s Capital Inc.	3,300,000	EUR	4/14/10	6-Month Euribor	4.254%	(58,150)
Barclay’s Capital Inc.	900,000	EUR	4/11/18	4.466%	6-Month Euribor	40,108
Barclay’s Capital Inc.	700,000	EUR	4/14/18	4.440%	6-Month Euribor	33,388
Barclay’s Capital Inc.	600,000	EUR	5/12/10	6-Month Euribor	4.441%	(8,017)
						(67,324)
Credit Default Swaps:
Lehman Brothers Inc.** (CDX North America Crossover Index)	2,600,000		12/20/12	(a)	0.600% quarterly	(19,472)
Lehman Brothers Inc.** (CDX North America Crossover Index)	5,800,000		6/20/13	(a)	3.500% quarterly	(194,398)
Credit Suisse First Boston‡ Inc. (ABX.HE.AAA.06-1 Index)	1,700,000		7/25/45	(a)	0.180% monthly	(82,067)
						(295,937)
Net unrealized depreciation on open swap contracts						$(363,261)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

‡	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

*	Percentages shown are annual percentage rates.

**	Subsequent to the reporting period, Lehman Brothers Inc., the swap counterparty, filed for Chapter 11 bankruptcy.

46	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$349,831	$66,477	$74,020
Class B	63,045	8,783	10,836
Class C	225,893	9,705	13,973
Class I	—	74	70
Class R	3,358	661	47
Total	$642,127	$85,700	$98,946

5. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2007
Net Investment Income:
Class A	$5,360,445	$7,522,068
Class B	279,213	484,099
Class C	1,040,188	417,958
Class I	3,931	18,842,422
Class R	23,180	1,281
Total	$6,706,957	$27,267,828
Return of Capital:
Class A	$337,230	—
Class B	17,565	—
Class C	65,439	—
Class I	247	—
Class R	1,458	—
Total	$421,939	—

6. Shares of beneficial interest

At July 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	47

Notes to financial statements continued

of its shares. Prior to April 16, 2007, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,181,748	$14,152,450	829,746	$10,117,511
Shares issued on reinvestment	310,617	3,722,227	429,143	5,235,321
Shares repurchased	(1,923,473)	(22,908,454)	(2,106,611)	(25,695,683)
Net decrease	(431,108)	$(5,033,777)	(847,722)	$(10,342,851)
Class B
Shares sold	131,149	$1,576,606	91,118	$1,111,853
Shares issued on reinvestment	15,311	183,603	26,407	322,334
Shares repurchased	(275,053)	(3,296,096)	(368,158)	(4,499,680)
Net decrease	(128,593)	$(1,535,887)	(250,633)	$(3,065,493)
Class C
Shares sold	2,252,035	$27,110,640	1,082,004	$13,152,821
Shares issued on reinvestment	61,158	731,250	23,009	279,512
Shares repurchased	(342,440)	(4,065,947)	(143,284)	(1,742,431)
Net increase	1,970,753	$23,775,943	961,729	$11,689,902
Class I
Shares sold	5,666	$67,500	3,945,093	$48,910,767
Shares issued on reinvestment	201	2,396	30,533	365,483
Shares repurchased	(993)	(11,950)	(60,361,910)	(738,483,074)
Net increase (decrease)	4,874	$57,946	(56,386,284)	$(689,206,824)
Class R
Shares sold	59,454	$705,467	43,380	$519,087
Shares issued on reinvestment	1,833	21,946	107	1,285
Shares repurchased	(19,312)	(230,416)	—	—
Net increase	41,975	$496,997	43,487	$520,372

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
Daily
8/29/2008	$0.037602	$0.031985	$0.032779	$0.041032	$0.034837

48	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$6,706,957	$27,267,828
Tax return of capital	421,939	—
Total distributions paid	$7,128,896	$27,267,828

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(22,708,493)
Other book/tax temporary differences(a)	(1,343,851)
Unrealized appreciation/(depreciation)(b)	(12,616,016)
Total accumulated earnings/(losses) — net	$(36,668,360)

*	As of July 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
7/31/2009	$ (940,878)
7/31/2011	(717,985)
7/31/2012	(1,414,288)
7/31/2013	(262,688)
7/31/2015	(18,564,651)
7/31/2016	(808,003)
$(22,708,493)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	49

Notes to financial statements continued

CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup

50	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	51

Notes to financial statements continued

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in

52	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	53

Notes to financial statements continued

adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Subsequent events

Subsequent to the reporting period, turmoil due to the continuing credit crisis caused the financial markets to deteriorate. This led to certain regulatory and corporate events, which impacted certain investments of the Fund.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for Chapter 11 bankruptcy. The value of securities issued by Lehman Brothers, which were held by the Fund as of the end of the fiscal year has been adversely impacted.

On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. As of its fiscal year end, the Fund had a significant percentage of its portfolio invested in mortgage backed and other securities issued by these entities. The value of the Fund’s holdings in securities issued by these entities has not been adversely impacted.

54	Legg Mason Partners Core Plus Bond Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Core Plus Bond Fund, a series of Legg Mason Partners Income Trust as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Plus Bond Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2008

Legg Mason Partners Core Plus Bond Fund 2008 Annual Report	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Core Plus Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

56	Legg Mason Partners Core Plus Bond Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Core Plus Bond Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

58	Legg Mason Partners Core Plus Bond Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Legg Mason Partners Core Plus Bond Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

60	Legg Mason Partners Core Plus Bond Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Legg Mason Partners Core Plus Bond Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

62	Legg Mason Partners Core Plus Bond Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Core Plus Bond Fund	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2008:

Record date:	Daily August 2007 through	Daily January 2008 through
Payable date:	December 2007	July 2008
Interest from federal obligations	9.39%	6.41%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

64	Legg Mason Partners Core Plus Bond Fund

Legg Mason Partners

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly PFPC Inc.)

4400 Computer Drive

Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01181 9/08 SR08-647

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2007 and July 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,800 in 2007 and $190,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $28,171 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the review of Form N-1A and issuance of the Consent Letter dated November 26, 2007. In 2007, services consisted of procedures performed in connection with Re-domiciliation of the various reviews of Prospectus supplements and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $31,600 in 2007 and $26,250 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $8,800 in 2007 and $7,200 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 8, 2008